UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2010

VAXGEN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26483	94-3236309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

379 Oyster Point Boulevard, Suite 10, South San Francisco, California 94080

(Address of Principal Executive Offices)              (Zip Code)

Registrant’s telephone number, including area code: (650) 624-1000

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 2, 2010, VaxGen, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (the "SEC") a Current Report on Form 8-K (the “Form 8-K”) to report, among other matters, the completion of a business combination transaction with diaDexus, Inc., a Delaware corporation (“diaDexus”), on July 28, 2010.  In response to parts (a) and (b) of Item 9.01 of the Form 8-K, the Company stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This Form 8-K/A is being filed to amend Item 9.01 of the Form 8-K to provide such required financial information.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of diaDexus as of December 31, 2009 and 2008, and the years then ended, are filed as Exhibit 99.2 and are hereby incorporated by reference. The unaudited financial statements of diaDexus as of June 30, 2010 and December 31, 2009 and for the six months ended June 30, 2010 and 2009 are filed as Exhibit 99.3 and are hereby incorporated by reference. Immediately following the business combination transaction, diaDexus designees to the Company’s board of  directors represented a majority of the Company’s directors, diaDexus’ senior management represented the entire senior management of the combined company and the operations of diaDexus were the sole revenue producing operations as well as the only continuing development effort of the combined company. Therefore, diaDexus is deemed to be the acquiring company for accounting purposes.  The financial statements of the Company for the periods referred to above have been previously filed with the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2010 and Quarterly Report on Form 10-Q filed with the SEC on July 27, 2010.

(b) Pro forma financial information.

The required unaudited pro forma financial information as of June 30, 2010, for the fiscal year ended December 31, 2009 and for the six months ended June 30, 2010 is filed as Exhibit 99.4 and is hereby incorporated by reference.

(d) Exhibits.

Exhibit No.	Description

2.1*
Agreement and Plan of Merger and Reorganization, dated May 28, 2010, by and among VaxGen, Inc., Violet Acquisition Corporation, Violet Acquisition LLC and diaDexus, Inc., and John E. Hamer, as the agent of diaDexus’ stockholders (incorporated by reference to Exhibit 2.1 to VaxGen’s Current Report on Form 8-K, file no. 000-26483, dated May 28, 2010).**

2.2*
Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated June 24, 2010, by and among VaxGen, Inc., Violet Acquisition Corporation, Violet Acquisition LLC, diaDexus, Inc., and John E. Hamer, as the agent of diaDexus’ stockholders (incorporated by reference to Exhibit 2.1 to VaxGen’s Current Report on Form 8-K, file no. 000-26483, dated June 24, 2010).

10.1*	Amended and Restated Employment Agreement, effective May 1, 2008, by and between diaDexus, Inc. and Patrick Plewman.

10.2*	Guaranty, dated July 28, 2010, by VaxGen, Inc. in favor of Patrick Plewman.

10.3*	Amended and Restated Employment Agreement, effective May 1, 2008, by and between diaDexus, Inc. and David Foster.

10.4*	Amended and Restated Employment Agreement, effective May 1, 2008, by and between diaDexus, Inc. and Bernard M. Alfano.

10.5*	Amended and Restated Employment Agreement, effective May 1, 2008, by and between diaDexus, Inc. and Robert Wolfert.

99.1*	Press Release dated July 28, 2010.

99.2	Audited financial statements of diaDexus, Inc. as of December 31, 2009 and 2008 and for the years then ended.

99.3	Unaudited financial statements of diaDexus, Inc as of June 30, 2010 and December 31, 2009 and for the six months ended June 30, 2010 and 2009.

99.4	Pro forma financial information.

*   Previously filed.

** Certain schedules referenced in the Agreement and Plan of Merger and Reorganization have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VaxGen, Inc.

Date: October 12, 2010
	By:	/s/ David J. Foster
David J. Foster
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1*
Agreement and Plan of Merger and Reorganization, dated May 28, 2010, by and among VaxGen, Inc., Violet Acquisition Corporation, Violet Acquisition LLC and diaDexus, Inc., and John E. Hamer, as the agent of diaDexus’ stockholders (incorporated by reference to Exhibit 2.1 to VaxGen’s Current Report on Form 8-K, file no. 000-26483, dated May 28, 2010).**

2.2*
Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated June 24, 2010, by and among VaxGen, Inc., Violet Acquisition Corporation, Violet Acquisition LLC, diaDexus, Inc., and John E. Hamer, as the agent of diaDexus’ stockholders (incorporated by reference to Exhibit 2.1 to VaxGen’s Current Report on Form 8-K, file no. 000-26483, dated June 24, 2010).

10.1*	Amended and Restated Employment Agreement, effective May 1, 2008, by and between diaDexus, Inc. and Patrick Plewman.

10.2*	Guaranty, dated July 28, 2010, by VaxGen, Inc. in favor of Patrick Plewman.

10.3*	Amended and Restated Employment Agreement, effective May 1, 2008, by and between diaDexus, Inc. and David Foster.

10.4*	Amended and Restated Employment Agreement, effective May 1, 2008, by and between diaDexus, Inc. and Bernard M. Alfano.

10.5*	Amended and Restated Employment Agreement, effective May 1, 2008, by and between diaDexus, Inc. and Robert Wolfert.

99.1*	Press Release dated July 28, 2010

99.2	Audited financial statements of diaDexus, Inc. as of December 31, 2009 and 2008 and for the years then ended.

99.3	Unaudited financial statements of diaDexus, Inc as of June 30, 2010 and December 31, 2009 and for the six months ended June 30, 2010 and 2009.

99.4	Pro forma financial information.

*   Previously filed.

** Certain schedules referenced in the Agreement and Plan of Merger and Reorganization have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.